UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 28, 2009
(Date of earliest event reported)

Lithia Motors, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Oregon	0-21789	93 - 0572810
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

360 E. Jackson Street
Medford, Oregon 97501
(address of Principal Executive Offices) (Zip Code)

541-776-6868
Registrant's Telephone Number, Including Area Code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangement of
Certain Officers.

     By agreements dated effective May 28, 2009, the Company entered into Indemnity Agreements with each of its Named Executive Officers and each of its non-management directors. The form of agreements are attached as an exhibit to this filing.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits.
Exhibit 10.1 Form of Indemnity Agreements for each Named
Executive Officer
Exhibit 10.2 Form of Indemnity Agreement for each non
management director

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.
(Registrant)

Date: May 28, 2009	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary